UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________________________
FORM 8-K
__________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (date of earliest event reported): May 2, 2023
__________________________________________
NOBLE CORPORATION plc
(Exact name of registrant as specified in its charter)

England and Wales	001-41520	98-1644664
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

13135 Dairy Ashford,	Suite 800,	Sugar Land,	Texas	77478
(Address of principal executive offices)				(Zip code)
Registrant’s telephone number, including area code: 281 276-6100
__________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
A Ordinary Shares, par value $0.00001 per share	NE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
On May 2, 2023, Noble Corporation plc, a company incorporated in England and Wales (“Noble” or the "Company"), held an annual general meeting of the shareholders of Noble (the “Meeting”).

As of March 23, 2023, the record date for the Meeting, the total voting rights in Noble were 134,820,112 A Ordinary Shares, par value $0.00001 per share ("Shares"). At the Meeting, by proxy, 105,192,078 Shares were validly cast, representing approximately 78.02% of the outstanding Shares entitled to vote at the Meeting.

The specific voting results for the proposals, each of which is described in greater detail in Noble’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on March 23, 2023, follow below:

Resolution 1: The following individual was elected to the Company’s Board of Directors for a one-year term that will expire at the annual general meeting in 2024:

Nominee	For	Against	Abstain	Broker Non-Votes
Robert W. Eifler	96,697,047	547,759	408,009	7,539,263

Resolution 2: The following individual was elected to the Company’s Board of Directors for a one-year term that will expire at the annual general meeting in 2024:

Nominee	For	Against	Abstain	Broker Non-Votes
Claus V. Hemmingsen	96,088,163	1,156,093	408,559	7,539,263

Resolution 3: The following individual was elected to the Company’s Board of Directors for a one-year term that will expire at the annual general meeting in 2024:

Nominee	For	Against	Abstain	Broker Non-Votes
Alan J. Hirshberg	95,294,148	1,949,905	408,762	7,539,263

Resolution 4: The following individual was elected to the Company’s Board of Directors for a one-year term that will expire at the annual general meeting in 2024:

Nominee	For	Against	Abstain	Broker Non-Votes
Kristin H. Holth	96,551,203	693,002	408,610	7,539,263

Resolution 5: The following individual was elected to the Company’s Board of Directors for a one-year term that will expire at the annual general meeting in 2024:

Nominee	For	Against	Abstain	Broker Non-Votes
Alastair Maxwell	97,071,202	173,015	408,598	7539263

Resolution 6: The following individual was elected to the Company’s Board of Directors for a one-year term that will expire at the annual general meeting in 2024:

Nominee	For	Against	Abstain	Broker Non-Votes
Ann D. Pickard	92,593,337	4,650,964	408,514	7,539,263

Resolution 7: The following individual was elected to the Company’s Board of Directors for a one-year term that will expire at the annual general meeting in 2024:

Nominee	For	Against	Abstain	Broker Non-Votes
Charles M. Sledge	96,095,185	1,149,130	408,500	7,539,263

Resolution 8: The resolution to ratify the appointment of PricewaterhouseCoopers LLP (US) as the Company’s independent registered public accounting firm for fiscal year 2023 was approved.

For	Against	Abstain	Broker Non-Votes
102,666,738	2,118,027	407,313	—

Resolution 9: The resolution to re-appoint PricewaterhouseCoopers LLP as the Company’s UK statutory auditors until the conclusion of the 2024 annual general meeting of shareholders was approved.

For	Against	Abstain	Broker Non-Votes
101,719,954	3,066,178	405,946	—

Resolution 10: The resolution authorizing the Company’s audit committee to determine the UK statutory auditors’ compensation was approved.

For	Against	Abstain	Broker Non-Votes
103,680,658	1,084,925	426,495	—

Resolution 11: The resolution to approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the proxy statement was approved.

For	Against	Abstain	Broker Non-Votes
96,849,792	384,057	418,966	7,539,263

Resolution 12: The resolution to approve, on an advisory basis, the ongoing frequency of advisory votes on executive compensation was approved for “every year”.

One Year	Two Years	Three Years	Abstain
95,827,292	15,364	980,696	829,463

Resolution 13: The resolution to approve, on an advisory basis, the directors’ compensation report, which is set out in the annual report and accounts of the Company for the year ended December 31, 2022 was approved.

For	Against	Abstain	Broker Non-Votes
96,782,215	439,763	430,837	7,539,263

Resolution 14: The resolution to approve, the Company’s directors’ compensation policy, which is set out within the directors’ compensation report in the annual report and accounts of the Company for the year ended December 31, 2022 was approved.

For	Against	Abstain	Broker Non-Votes
96,635,515	605,133	412,167	7,539,263

As a consequence of the Board of Director’s recommendation to shareholders voting at the Meeting that the Company hold a shareholder advisory vote on executive compensation every year as well as the results of the advisory vote at the Meeting (see results for resolution #12, above), the Company will hold an advisory vote on the compensation of the Company’s named executive officers every year until the next required vote on the frequency of shareholder votes on the compensation of the Company’s named executive officers or the Board of Directors otherwise determines that a different frequency for such advisory votes is in the best interests of the shareholders of the Company.

(d) Exhibits

EXHIBIT
NUMBER	DESCRIPTION
Exhibit 104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOBLE CORPORATION plc

Date:	May 3, 2023	By:	/s/ Jennie Howard
Jennie Howard
Senior Vice President, General Counsel and and Corporate Secretary